UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2020
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01    Entry into a Material Definitive Agreement.

On November 20, 2020, Tandem Diabetes Care, Inc. (the “Company”) entered into a Development Agreement (the “Development Agreement”) and a Commercialization Agreement (the “Commercialization Agreement”) (collectively referred to as the “New Agreements”) with DexCom, Inc. (“DexCom”). Previously, the Company and DexCom had entered into Development Agreements dated June 4, 2015 (collectively referred to as the “Prior Agreements”) that facilitated integration of the Company’s earlier generation insulin pump products with
DexCom’s G5® and G6® continuous glucose monitoring (“CGM”) devices.

The New Agreements allow for the continuation of the Company’s and DexCom’s development and collaboration activities that enable the integration of the Company’s insulin pump products with DexCom’s CGM devices. The New Agreements build upon this collaborative relationship, serving to integrate the Company’s current and future generation insulin pump products with DexCom’s G6® and G7® CGM devices. The New Agreements also establish requirements for future communication between the Company’s and DexCom’s digital health products and formalize other development and commercialization processes that were previously handled through informal means.

The Development Agreement became effective upon its execution and will continue in effect for as long as the Commercialization Agreement continues in effect, unless terminated earlier. The Commercialization Agreement became effective upon its execution and has an initial term of five years from the date of first commercial launch of any combined system implementation, unless terminated earlier, and thereafter automatically renews for successive two-year periods unless a party provides advance notice of non-renewal. Both Agreements contain customary representations, warranties, covenants, indemnification obligations, and other terms and conditions.

The New Agreements do not modify or amend the terms of the Company’s existing License Agreement dated July 14, 2016 with TypeZero Technologies, LLC, a company acquired in 2018 by DexCom.

The foregoing descriptions of the New Agreements do not purport to be complete and are qualified in their entirety by the full and complete terms of the Commercialization Agreement and the Development Agreement, a copy of each of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Legal & Compliance Officer
Date: November 23, 2020

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